SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) September 9, 1999
                                                       -----------------

                        FRANKLIN ELECTRIC CO., INC.
                        ---------------------------
             (Exact name of registrant as specified in its charter)

           Indiana                       0-362             35-0827455
           -------                       -----             ----------
(State or other jurisdiction of       (Commission         (I.R.S. Employer
incorporation or organization)        File Number)       Identification No.)

         400 East Spring Street
           Bluffton, Indiana                            46714
           -----------------                            -----
(Address of principal executive offices)              (Zip Code)

                                (219) 824-2900
                                --------------
              (Registrant's telephone number, including area code)


<PAGE 2>

Item 5.  Other Events
---------------------

On September 9, 1999, the Company purchased 70,000 shares of Common Stock from the Franklin Electric Co., Inc. Master Retirement Trust at a purchase price of $71.84 per share. All repurchased shares were retired. The Company has remaining authority to purchase an additional 224,492 shares under its stock repurchase program.


                                 SIGNATURES
                                 ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       FRANKLIN ELECTRIC CO., INC.
                                       ---------------------------
                                              (Registrant)






Date  September 16, 1999        By  /s/ Gregg C. Sengstack
      ------------------            ----------------------
                                    Gregg C. Sengstack, Vice
                                    President and Chief Financial
                                    Officer (Principal Financial
                                    and Accounting Officer)


























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